Glenn Kellow President and Chief Executive Officer September 7, 2017 Exhibit 99.1

Certain statements included in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. The Company uses words such as "anticipate," "believe," "expect," "may," "forecast," "project," "should," "estimate," "plan," "outlook," "target," "likely," "will," "to be" or other similar words to identify forward-looking statements. These forward-looking statements are made as of the date of this presentation and are based on numerous assumptions that the Company believes are reasonable, but these assumptions are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations. These factors are difficult to accurately predict and may be beyond the Company's control. Such factors include, but are not limited to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on March 22, 2017, as amended on July 10, 2017 and August 14, 2017, and in Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on April 11, 2017, as well as other filings the Company may make from time to time with the SEC. Factors that could affect the Company’s results or an investment in its securities include but are not limited to: competition in the energy market and supply and demand for the Company’s products, including the impact of alternative energy sources, such as natural gas and renewables; global steel demand and its downstream impact on metallurgical coal prices, and lower demand for the Company’s products by electric power generators; customer procurement practices and contract duration; the impact of weather and natural disasters on demand, production and transportation; reductions and/or deferrals of purchases by major customers and the Company’s ability to renew sales contracts; credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties; geologic, equipment, permitting, site access, operational risks and new technologies related to mining; transportation availability, performance and costs; availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires; impact of take-or-pay arrangements for rail and port commitments for the delivery of coal; successful implementation of business strategies, including, without limitation, the actions the Company is implementing to improve its organization and respond to current conditions; negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel; changes in post-retirement benefit and pension obligations and their related funding requirements; replacement and development of coal reserves; uncertainties in estimating the Company’s coal reserves; effects of changes in interest rates and currency exchange rates (primarily the Australian dollar); the Company’s ability to successfully consummate acquisitions or divestitures, and the resulting effects thereof; economic strength and political stability of countries in which the Company has operations or serves customers; legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations; the Company’s ability to obtain and renew permits necessary for the Company’s operations; the Company’s ability to appropriately secure the Company’s requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to the Company’s operations, including the Company’s ability to utilize self-bonding and/or successfully access the commercial surety bond market; litigation or other dispute resolution, including, but not limited to, claims not yet asserted; terrorist attacks or security threats, including, but not limited to, cybersecurity breaches; impacts of pandemic illnesses; any lack of an established market for certain of the Company’s securities, including the Company’s preferred stock, and potential dilution of the Company’s common stock; price volatility in the Company’s securities; short-sales in the Company’s securities; any conflicts of interest between the Company’s significant shareholders and other holders of the Company’s capital stock; the Company’s ability to generate sufficient cash to service all of the Company’s indebtedness; the Company’s debt instruments and capital structure placing certain limits on the Company’s ability to pay dividends and repurchase capital stock; the Company’s ability to comply with financial and other restrictive covenants in various agreements, including the Company’s debt instruments; and other risks detailed in the Company's reports filed with the SEC. The Company does not undertake to update its forward-looking statements except as required by law. Adjusted EBITDA is a non-GAAP measure defined as income (loss) from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization and reorganization items, net. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing each of the segment’s operating performance as displayed in the reconciliation. Adjusted EBITDA is used by management as one of the primary metrics to measure the Company’s operating performance. Management also believes non-GAAP performance measures are used by investors to measure the Company’s operating performance and lenders to measure the Company’s ability to incur and service debt. Adjusted EBITDA is not intended to serve as an alternative to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies. Statement on Forward-Looking Information

Peabody: A Simple Yet Powerful Financial Approach Generate Cash Invest Wisely Return Cash to Shareholders Reduce Debt

23 operations In U.S. and Australia ~7,000 Employee-Owners Globally $4.7 billion 2016 Revenues 25+ countries Served by Peabody Operations 5.6 billion Tons of Reserves Who We Are; Where We Operate Note: Information as of the year ended Dec. 31, 2016, with the exception of headcount which is provided as of June 30, 2017. Proven and probable reserves reflect estimated amounts as of Dec. 31, 2016.

What We Offer as a Leading Coal Producer Note: Mining tons sold classified by product and production location based on publicly available information. Adjusted EBITDA is a non-GAAP metric. Refer to the reconciliations to the nearest GAAP measures in the appendix. YTD through June 30, 2017.

Transformed Peabody Opens Strong in 2017 Note: Revenues and Adjusted EBITDA through June 30, 2017. Adjusted EBITDA is a non-GAAP metric. Refer to the reconciliations to the nearest GAAP measures in the appendix. Approximately $4 billion U.S. NOL position $150 million in debt repayment $500 million share repurchase program authorized; $40 million buyback executed to date July preferred stock registration and August secondary offering increase float; diversify ownership Announced sale of majority of inactive Burton Mine Launched term loan repricing and amendment Announced $150 million additional debt reduction Major Recent Progress on Priorities 1H 2016 1H 2017 First Half 2017 YOY Improvements ($ in millions) Revenues Adjusted EBITDA

Operations at Peabody’s North Antelope Rochelle Mine in Wyoming

Peabody Offers Top-Tier International Thermal Business with Substantial Margins Peabody provides 13 – 14 million tons of export thermal coal Typically realizes 90 – 95% of Newcastle index price Platform rises to top performer in total mining Adjusted EBITDA and margins in 2Q Achieves record 44% margins Anchored by premier, low-cost Wilpinjong Mine ~7 million ton domestic contract allows Peabody to access reserves for export volumes Australian Thermal Segment Adjusted EBITDA Margins 2014 1H17 Note: Adjusted EBITDA margin is a non-GAAP metric and is equal to segment Adjusted EBITDA divided by segment revenue. Refer to the reconciliations to the nearest GAAP measures in the appendix. YTD through June 30, 2017. 2016 2012 2013 2015 Average Newcastle Thermal Pricing

Australian Seaborne Metallurgical Portfolio Represents Marked Improvement; Further to Strengthing Platform Substantial steps taken to improve platform, including: Improved efficiencies, lower costs through owner-operator conversions Aligned and leaner workforce Enhanced mine planning Transition of high-cost Burton Mine to care and maintenance Driving further productivity at North Goonyella and Coppabella, mines with largest met reserves Evaluating opportunities to lead to stable metallurgical coal volumes over time On track to reach 2017 volume and cost targets Improvement in Australian Metallurgical Adjusted EBITDA Margins 1H 2016 1H 2017 Note: Adjusted EBITDA margin is a non-GAAP metric. Refer to the reconciliations to the nearest GAAP measures in the appendix. Adjusted EBITDA margin is equal to segment Adjusted EBITDA divided by segment revenue. YTD through June 30, 2017.

U.S. Mining Segment Represents Significant Scale, Stable Operating Performance Note: Contract information as of the quarter ended June 30, 2017. Peabody leadership in PRB anchored by world’s largest coal mine – North Antelope Rochelle Mine PRB mining complex serves ~80+ domestic customers Illinois Basin and Western operations benefit from transportation advantages to local customer base Multi-year contracts typical; Essentially all of 2017 U.S. sales volume is priced ~60% – 65% of 2018 volumes are priced Peabody’s North Antelope Rochelle Mine

Peabody PRB Strategy Focused on Margin Discipline Operates three of four most productive mines in U.S. Produces from more than dozen pits in PRB Ability to move people, equipment and contracts Cost profile can vary up to $6 per ton among pits Unique “dial-a-blend” technology matches products with individual customer specs No capital needed for new reserves for nearly a decade Peer Avg. Source: Public company reports. Other PRB producers include Cloud Peak, Arch and Alpha Natural Resources /Contura, which only incudes averages for 2014, 2015 and Jan. 1 – June 30, 2016 plus July 26 – Dec. 31, 2016 (only information publicly available). Adjusted EBITDA margin is a non-GAAP measures and may not be calculated identically by all companies. Please refer to the appendix for information on this non-GAAP measure. Adjusted EBITDA margin is equal to segment Adjusted EBITDA divided by segment revenue. Productivity defined as total production divided by employee hours. Reserve life based on current production levels.

Peabody “DNA” Interwoven from PRB, Midwest and Australian Heritage PRB: Large Scale, Innovative Process Technologies Australia: Continuous Improvement, Global Mining Midwest: Capital Discipline, Cost Control Trading and Shared Services: Support, Platform Optimization

Exceptional Operations Driven by Technology, Spirit of Continuous Improvement Case Study: Dozer Push Semi-autonomous technology in use at Peabody’s Wilpinjong Mine, part of the company’s constant focus on reducing costs per yard of earth moved Dozer Push Used in ILB Leads to Strong Performance Methodology Transferred to Large-Scale Mining in PRB Australian Semi-Autonomous Dozer Project in Process

Geographic and Product Diversity Targeted to Deliver Maximum Value for Shareholders Note: Adjusted EBITDA is a non-GAAP metric. Refer to the reconciliations to the nearest GAAP measures in the appendix. U.S. provides solid revenue visibility; Australia offers substantial earnings strength during mid-to-high parts of cycle U.S. assets located in basins most competitive with natural gas; Australia positioned to serve higher- growth Asia-Pacific demand Increased risk-adjusted returns; non-correlative demand drivers Synergies with scalable SG&A, shared services, best practices in mining methods Adj. EBITDA Contributions Led by 3 Different Mining Segments in Past 4 Quarters (dollars in millions)

Coal railed from Peabody’s El Segundo Mine in New Mexico

Chinese thermal demand rises 13 million tonnes through July 2017; met imports increase 10 million tonnes Record China electricity generation and steel consumption in 1H 2017 Policy initiatives in place to support Chinese domestic producers Strong Near-Term Seaborne Thermal and Metallurgical Coal Demand Led by China Source: Industry data and Peabody Global Analytics. Data compared to the same period in 2016. Time Period HCC LV PCI Newcastle 3Q 2017 $170 (Avg. Spot) $115 $90 (through Aug.) 2Q 2017 $194 $135 $80 Q1 2017 $285 $180 $82 Q4 2016 $200 $133 $94 Q3 2016 $93 $75 $66 Q2 2016 $84 $73 $52

ASEAN Countries Expected to Drive Longer-Term Thermal Coal Demand Growth Source: Industry data and Peabody Global Analytics. More than 50 gigawatts of new coal-fueled generation expected to be built on average each year Majority of new plants are supercritical/ultra-supercritical Expected demand growth primarily centered in Southeast Asia, which is best served by Australia and Indonesia Southeast Asia one of fastest developing regions in world Continued strong import demand expected from China, India, Japan and S. Korea Atlantic Pacific Expected Seaborne Thermal Demand Growth from 2016 – 2019 (tonnes in millions) 15 – 20 (10 – 15)

Seaborne Metallurgical Coal at Fragile Supply-Demand Balance at ~300 Million Tons Source: Industry data and Peabody Global Analytics. Even modest supply/demand swings can have outsized impact on pricing Supply disruptions emerge after long period of benign events Short-term pricing mechanisms bring greater volatility Challenge to make long- term capital decisions with little revenue visibility India expected to lead growth in import demand over next several years Spot HCC Pricing (dollars per tonne) China Increases Import Demand (+12MT) Cyclone Debbie Impacts (10 – 15 MT of supply)

Coal generation up 1% through August Total load down 2% Natural gas down 13% PRB demand up ~20 million tons through August PRB June stockpiles down 12 days from 2016 levels Mild weather in coal-heavy regions impacting demand Prompt natural gas prices ~$3.00 PRB and Illinois Basin competitive against natural gas above: SPRB: $2.50 to $2.75/mmBtu ILB: $3.00 to $3.50/mmBtu CAPP: $3.75 to $4.25/mmBtu Coal Replaces Natural Gas as Top Fuel Source for U.S. Electricity Generation in First Half 2017 Fuel Generation Change YTD 2017 Source: Industry reports and Peabody Global Energy Analytics. YTD generation through August 2017 versus the prior year. PRB ILB CAPP Total Coal Gas

~10 GW of plant retirements expected per year Retirements to impact all coal producing regions Impact on coal demand to be largely offset by increased capacity utilization at remaining plants Policy front recognizing coal as essential part of electricity generation mix U.S. Coal Demand Likely to Modestly Decline in Coming Years Depending on Natural Gas, Regulations U.S. Policy Changes Source: Industry reports and Peabody Global Energy Analytics. Competitiveness with natural gas is very plant specific and highly dependent on a number of factors, including transportation costs. SPRB and CAPP stand for Southern Powder River Basin and Central Appalachia, respectively. Pro-growth, tax and regulatory initiatives at macro level Administration steps to review/ reverse onerous regulations: Repeal of “Stream Protection Rule” Office of Natural Resources Revenue proposes to rescind Coal Valuation Rule EPA files notice of intent to review and rescind “Waters of the U.S.” act Review of Clean Power Plan and favorable D.C. circuit ruling Issuance of Energy Independence executive order DOI issues secretarial order ending coal leasing moratorium Grid study encourages policy changes to preserve baseload resilience

Strengthening Capital Structure to Allow for Flexibility and Sustainability Through Cycles Moderate debt levels and staggered debt maturities Net debt of ~$944 million 137.3 million common shares outstanding (fully converted) 104.6 million common shares 16.7 million preferred shares Restricted Cash Collateral of $561.7 million Related primarily to U.S. and Australian reclamation Released $113 million in Q2 2017 Over $4 billion of U.S. NOLs in addition to substantial Australian NOL position Note: Balances as of June 30, 2017. Cash and cash equivalents and term loan balance shown on a pro forma basis accounting for the $150 million debt repayment in July 2017 and $150 million announced repayment in September 2017. Common shares outstanding of 104.6 million include approximately 900,000 shares issued but not outstanding for potential claims resolution and excludes any impacts of intra-quarter repurchases. The share repurchase program is currently subject to limitations in Peabody’s debt documents. Quarterly interest expense guidance as of 2Q 2017 earnings and does not include the impact of the additional $150 million payment in September 2017 or any assumptions regarding repricing of the term loan. Debt and Liquidity Balances Pro Forma Cash & Cash Equivalents $796 million Available Capacity under ARS $79 million Pro Forma Total Liquidity $875 million Pro Forma Term Loan $648 million 6.000% Sr. Secured Notes due 2022 $500 million 6.375% Sr. Secured Notes due 2025 $500 million Prominent Uses of Unrestricted Cash Outside of Adjusted EBITDA in 2017 Capital Expenditures (Full-Year 2017) $165 – $195 million ($79 million YTD) Chapter 11 Exit Costs (2H 2017) $175 million Interest Expense (Q3 2017) $39 – $41 million

Financial Approach: Generate Cash, Reduce Debt, Invest Wisely, Return Cash to Shareholders Liquidity Debt Deleveraging Capital Returns Targeting $800 million Current liquidity primarily in cash and cash equivalents Considering revolver over time to reduce required cash needs Committed to sustainable capital structure across cycles Major focus is deleveraging Targeting $1.2 billion to $1.4 billion over time $500 million share buyback program authorized; $40 million executed in August Ongoing evaluation of sustainable dividend; Q1 2018 target Seeking to modify credit agreement; provide flexibility Note: The share repurchase program is subject to limitations in Peabody’s debt documents . Note $500 million debt reduction target includes $150 million voluntary repayment made in July 2017 and $150 million voluntary repayment made in September 2017. Voluntarily repaying $150 million in July Issued notice for additional $150 million repayment in September Targeting $500 million of total debt reduction over 18 months Benefits include potential to release cash collateral

Committed to Sustainable Mining, Energy Access and Clean Coal Technologies Energy Access Engagement to address major energy challenges Clean Coal Solutions Support for deployment of HELE and CCUS Operate safely Maximize resource recovery Commit to land restoration Work to achieve universal electricity access; affordability and reliability Drive policies to achieve goal of near-zero emissions for next-generation coal fleet Sustainable Mining Seek ongoing improvement in environmental performance

Substantial Recent Steps to Drive Value Creation BTU Lists on NYSE Operational Financial Industry $500 Million Share Buyback Announced; U.S. NOLs of ~$4 Billion APRIL AUGUST JULY JUNE MAY Repurchase $40 Million In Shares Repay debt; Launch Credit Facility Amendment Initiative Repay $150 Million of Debt Substantial U.S. Regulatory Momentum Strong, Balanced Contributions from U.S., Australia Mines; Multi-year Extension of Moorvale Mine Coal Overtakes Gas as #1 U.S. Generation Fuel Seaborne Met, Thermal Approach $200 and $100 per Tonne Sharply Higher U.S. Volumes and Australian Pricing Drive Strong EBITDA performance Preferred Shares Listed on NYSE MKT SEPT Announced Majority Sale of Inactive Burton Mine

Full-Year 2017 Targets Sales Volumes (Short Tons) Capital Expenditures $165 - $195 million PRB 117 - 120 million ILB 18 - 19 million Quarterly SG&A Expense $32 - $35 million Western 13 - 14 million Total U.S. 148 - 153 million Q3 2017 Interest Expense4 $39 - $41 million Aus. Metallurgical1 11 - 12 million Aus. Export Thermal2 13 - 14 million Q3 - Q4 2017 Sensitivities5 Aus. Domestic Thermal ~7 million $0.05 Decrease in A$ FX Rate6 +~$50 - $55 million Total Australia 31 - 33 million $0.05 Increase in A$ FX Rate6 -~$25 - $30 million Fuel (+/- $10/barrel) +/- ~$16 million U.S. Operations- Revenues per Ton PRB $12.40 - $12.90 ILB $41.75 - $43.75 Priced Position Total U.S. $18.50 - $18.90 PRB Average Price/Ton $12.62 ILB Average Price/Ton $42.54 U.S. Operations – Costs per Ton Australia Export Thermal ~10 million tons PRB $9.50 - $10.00 Australia Export Thermal Average Price/Ton $67.20 ILB $31.25 - $33.25 Total U.S. $14.00 - $14.40 Earnings Impact from Deemed Dividends per Million Preferred Shares Converted $9 million Australian Operations – Costs per Ton (USD)3 Essentially all of Peabody's expected 2017 U.S. sales volume is priced as of June 30, 2017; ~60% - 65% of 2018 volumes are priced and 70% - 75% contracted (on a 2017 projected volume basis); approximately 25% of 2019 volumes are priced (on a 2017 projected volume basis). Metallurgical $85 - $95 Thermal $31 - $35 Total Australia $51 - $54

Full-Year 2017 Targets (Cont’d) 1 Metallurgical coal sales volumes may range from ~50%-60% PCI and ~40%-50% coking coal (including semi-hard and semi-soft coking coals). Approximately 45%-55% of seaborne metallurgical sales may be executed on a spot basis, with the remainder priced under quarterly contracts. The company also has exposure to approximately 2 million tons of metallurgical coal related to the Middlemount Mine, a 50/50 joint venture accounted for in (Income) Loss from Equity Affiliates.   Peabody’s North Goonyella and Coppabella mines typically receive the PLV HCC index quoted price and set the premium LV PCI benchmark, respectively, with the remainder of products sold at discounts to these values based on coal qualities and properties. On a weighted-average basis across all metallurgical products, Peabody typically realizes approximately 85%-90% of the PLV HCC index quoted price for its coking products, and 90%-95% of the premium LV PCI benchmark price for its PCI products.   In 2Q 2017, the ratio of the LV PCI benchmark price to the PLV HCC benchmark price was ~70%. As a reminder, the Q2 PLV HCC benchmark was the average of the three monthly indices for March, April and May, and we expect this to remain the pricing mechanism in Q3 2017.   2 A portion of Peabody’s seaborne thermal coal products sell at or above the Newcastle index, with the remainder sold at discounts relative to the Newcastle index based on coal qualities and properties. On a weighted-average basis across all seaborne thermal products, Peabody typically realizes approximately 90%-95% of the Newcastle index price.   3 Assumes 3Q – 4Q 2017 average A$ FX rate of $0.75. A $0.02 increase in the 3Q – 4Q average A$ FX rate will increase USD cost per ton by ~$1 per ton.   4 Quarterly interest expense guidance as of 2Q 2017 earnings and does not include the impact of the additional $150 million payment in September 2017 or any assumptions regarding repricing of the term loan. 5 Sensitivities reflect approximate impacts of changes in variables on financial performance. When realized, actual impacts may differ significantly.   6 As of August 1, 2017, Peabody had purchased average rate call options in aggregate notional amount of approximately AUD $0.9 billion to manage market price volatility associated with the Australian dollar with strike price levels between $0.77 and $0.78 and settlement dates through December 2017. Sensitivities provided are relative to an assumed average A$ FX exchange rate of $0.75 for remainder of 2017.   Note 1: Peabody classifies its Australian Metallurgical or Thermal Mining segments based on the primary customer base and reserve type. A small portion of the coal mined by the Australian Metallurgical Mining segment is of a thermal grade and vice versa. Peabody may market some of its metallurgical coal products as a thermal product from time to time depending on industry conditions. Per ton metrics presented are non-GAAP measures. Due to the volatility and variability of certain items needed to reconcile these measures to their nearest GAAP measure, no reconciliation can be provided without unreasonable cost or effort.   Note 2: A sensitivity to changes in seaborne pricing should consider Peabody’s estimated split of PCI and coking coal products, the ratio of LV PCI to PLV HCC benchmark prices, the weighted average discounts across all products to the applicable PLV HCC or LV PCI benchmark or Newcastle index prices, in addition to impacts on sales-related costs in Australia, and applicable conversions between short tons and metric tonnes as necessary.   Note 3: Peabody would have approximately 137.3 million shares of common stock issued, assuming full conversion of Peabody’s preferred stock (including make-whole shares issuable upon conversion of the preferred stock). The fully converted shares issued value excludes approximately 3.5 million shares underlying unvested equity awards under Peabody’s long-term incentive plan. As of Sept. 1, holders of approximately 45% of preferred stock issued at emergence had converted their shares into common stock.

Appendix: Reconciliation of Non-GAAP Measures

Appendix: Reconciliation of Non-GAAP Measures

(1) Adjusted EBITDA is a non-GAAP measure defined as income (loss) from continuing operations before deducting net interest expense, income taxes, asset retirement obligation expenses, depreciation, depletion and amortization and reorganization items, net. Adjusted EBITDA is also adjusted for the discrete items that management excluded in analyzing each of the segment’s operating performance as displayed in the reconciliation. Adjusted EBITDA is used by management as one of the primary metrics to measure the Company’s operating performance. Management also believes non-GAAP performance measures are used by investors to measure the Company’s operating performance and lenders to measure the Company’s ability to incur and service debt. Adjusted EBITDA is not intended to serve as an alternative to U.S. GAAP measures of performance and may not be comparable to similarly-titled measures presented by other companies. Reconciliation of Non-GAAP Measures (Cont’d)